UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.            )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Rockwell Collins, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Employee:

You are receiving this e-mail because Rockwell Collins shares are allocated to your account under the Rockwell Collins Retirement Savings Plan or the B/E Aerospace, Inc. Savings Plan. You may direct the plan trustee on how the shares allocated to your account should be voted in connection with the Annual Meeting of Shareowners of Rockwell Collins by following the voting instructions below. To reduce costs and be environmentally responsible, the company is sending you this e-mail and providing you with electronic access to the Proxy Statement, Annual Report and Form 10-K instead of sending paper copies of these annual meeting materials.

Below you will find links to the electronic voting site to view the Proxy Statement, Annual Report and Form 10-K. This electronic voting site enables you to confidentially direct the trustee on how to vote online, at your convenience, with the control number listed below.

You can view your materials and vote electronically by visiting: www.proxydocs.com/col

Your 11 digit control number is: [XXXXXXXXXXXXXX]

Although we encourage you to view the Proxy Statement, Annual Report and Form 10-K online, you may order paper copies by making a request on the following site: www.proxydocs.com/col

If you hold shares in other accounts, you may receive a separate notice or a paper delivery of the annual meeting materials for those accounts. I encourage you to elect to receive future electronic delivery of meeting materials for your account(s) by visiting http://www.proxydocs.com/col and following the instructions.

We sincerely hope that you will direct the trustee on how to vote the shares allocated to your savings plan account in connection with the Annual Meeting of Shareowners.

Sincerely,

Robert J. Perna

Senior Vice President,

General Counsel & Secretary

Rockwell Collins, Inc.

* Please do not reply to this e-mail. This e-mail is for informational purposes only.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 01, 2018 ROCKWELL COLLINS, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: December 04, 2017 Date: February 01, 2018 Time: 11:00 AM CST Location: The Cedar Rapids Marriott 1200 Collins Road NE Cedar Rapids, IA 52402 BROKER LOGO HERE Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1 OF 2 12 15 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. B A R C O D E Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # 0000349067_1 R1.0.1.17

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Form 10-K 3. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow xxxx xxxx xxxx xxxx (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow xxxx xxxx xxxx xxxx (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 18, 2018 to facilitate timely delivery. - How To Vote - Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow xxxx xxxx xxxx xxxx available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Internal Use Only 0000349067_2 R1.0.1.17

Voting items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 A. J. CARBONE 02 R. K. ORTBERG 03 C. L. SHAVERS The Board of Directors recommends you vote FOR the following proposal(s): 2 ADVISORY VOTE ON EXECUTIVE COMPENSATION: For a non-binding resolution to approve the compensation of named executive officers. 3 SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: For the selection of Deloitte & Touche LLP for fiscal year 2018. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 0000 0000 0000 0000 0000349067_3 R1.0.1.17 B A R C O D E Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved for Broadridge Internal Control Information Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE 0000349067_4 R1.0.1.17 THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

ROCKWELL COLLINS, INC.ANNUAL MEETING TO BE HELD ON 02/01/18 AT 11:00 A.M. CST FOR HOLDERS AS OF 12/04/17 *ISSUER CONFIRMATOIN COPY –INFO ONLY* 1 1-0001 THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES. 774341101 DIRECTORS DIRECTORS RECOMMEND :A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES 0010100 1.- 01-A.J.CARBONE, 02 –R.K.ORTBERG ,03-C.L.SHAVERS PROPOSAL(S) DIRECTORS RECOMMEN 2.*-ADVISORY VOTE ON EXECUTIVE COMPENSATION:FOR A NON-BINDING -------- FOR ------- RESOLUTION TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS. 0029440 3.-SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: --------- FOR------ FOR THE SELECTION OF DELOITTE @TOUCHE LLP FOR FISCAL YEAR 2018. 0010200 *NOTE*SUCHOTHER BUSINESS AS MAYPROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. HOUSEHOLDING ELECTION ---- Mark “FOR” to enroll this account to receive certain future shareholders communications in a single package per household. Mark “AGAINST” if you do not want to participate. To change your election in the future, call 1-866-540-7095. See accompanying page for more information about this election. (HH) VIF11H FOLD AND DETACH HERE IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 02/01/18 FOR ROCKWELL COLLINS, INC. THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** ** -PROXY STATEMENT –ANNUAL REPORT -10-K REPORT 2-I –S DIRECTORS (MARK “X” FOR ONLY ONE BOX) FOR ALL NOMINEES WITHHOLD ALL NOMINEES WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW. USE NUMBER ONLY FOR AGN ABS PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN “X” IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK SEE VOTING INSTRUCTION NO. 2 ON REVERSE A/C: FOR ANG ABS 774341101 PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING Brodridge TM 51 MERCEDES WAY EDGEWOOD NY 11717 IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) ROCKWELL COLLINS, INC. ATTN: CAROLYNS J. SMITH 400 COLLINS ROAD NE M/S 124-323 CEDAR RAPIDS, IA 52498-0001 FOR ANG PAGE 1 OF 2 FOLD AND DETACH HERE SIGNATURE(S) DATE PSG 12-10 P99634 000

DIRECTORS PLEASE RETAIN FOR YOUR RECORDS PROPOSAL(S) HOUSEHOLDING ELECTION This notice is appearing in this mailing behalf of your Broker or Bank .In December 2000. The Securities and Exchange Commission enacted a new rule that allows multiple shareowners residing at the same address the convenience of receiving a single copy of proxy and information statements annual reports and prospectuses if they consent to do so. This is known as “Householding” Please note that if you do not respond, Householding will start 60 days after the mailing of this notice. We will allow Householding only upon certain conditions, some of those conditions are; The issuer agrees to have its documents Householded. You agree to or do not object to the householding of your materials. You have the same last name and exact address as another shareowner(s). Consistency with your Broker or Bank’s practices. If all of these conditions are met, and Securities and Exchange Commission regulation allow your houseldhold will receive a single copy of proxy and information statements, annual reports and prospectuses. The HOUSEHOLDING ELECTION(HH) which appears on the accompanying voting form is not an issuer proposal. If you wish to participate in Householding please indicate”FOR” on the enclosed Voting Instruction Form and Householding will begin immediately. If you do not wish to participate in the householding of investor communications. Please indicate “ AGAINST” your affirmative or implied consent to household will remain in effect until you revoke it by calling the telephone number listed in the HOUSEHOLDING ELECTION paragraph If you revoke your householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation. Important Notice regarding The Availability of proxy materials for the Shareholders meeting To be Held on 02/01/18 for Rockwell Collins.inc THE FOLLOWING MATERIALS IS AVAILABLE AT WWW.PROXYVOTE.COM DIRECTORS (MARK “X”FOR ONLY ONE BOX X USE MEMBER ONLY FOR AGAINST ABSTAIN DO NOT USE PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN “X” IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK X DO NOT USE SEE VOTING INSTRUCTION ____2____ON REVERSE X DO NOT RETURN DO NOT USE A/C FOR AGAINST ABSTAIN 774341101 DO NOT USE DO NOT USE DO NOT USE FOR AGAINST ABSTAIN DO NOT USE DO NOT USE Broad ridge DO NOT USE FOR AGAINST ABSTAIN 51 MERCEDES WAY EDGEWOOD NY 11717 DO NOT USE DO NOT USE P99634 DO NOT USE FOR AGAINST ABSTAIN IMPOTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) ROCKWELL COLLINS , INC ATTN: CAROLYN L. SMITH 400 COLLINS ROAD NE M/S 124-323 CEDAR RAPIDS, IA 52498-0001 DO NOT USE DO NOT USE DO NOT USE IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) ROCKWELL COLLINS, INC. ATTN: CAROLYN J. SMITH 400 COLLINS ROAD NE M/S 124-323 CEDAR RAPIDS, IA 52498-0001

Proxy Services P.O. Box 9175 Farmingdale NY 11735-9852 WRONG WAY P.O. Box 9175 Fold and Detach Here Please ensure you fold then detach and retain this portion of the Voting Instruction Form Fold and Detach Here VOTING INSTRUCTIONS TO OUR CLIENTS: WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. ONLY WE AS THE HOLDER OF RECORD CAN VOTE SUCH SECURITIES. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM YOUR SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING. FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM. FOR MARGIN ACCOUNTS, IN THE EVENT YOUR SECURITIES HAVE BEEN LOANED OVER RECORD DATE, THE NUMBER OF SECURITIES WE VOTE ON YOUR BEHALF HAS BEEN OR CAN BE ADJUSTED DOWNWARD. PLEASE NOTE THAT UNDER A RULE AMENDMENT ADOPTED BY THE NEW YORK STOCK EXCHANGE FOR SHAREHOLDER MEETINGS HELD ON OR AFTER JANUARY 1, 2010, BROKERS ARE NO LONGER ALLOWED TO VOTE SECURITIES HELD IN THEIR CLIENTS’ ACCOUNTS ON UNCONTESTED ELECTIONS OF DIRECTORS UNLESS THE CLIENT HAS PROVIDED VOTING INSTRUCTIONS (IT WILL CONTINUE TO BE THE CASE THAT BROKERS CANNOT VOTE THEIR CLIENTS’ SECURITIES IN CONTESTED DIRECTOR ELECTIONS). CONSEQUENTLY, IF YOU WANT US TO VOTE YOUR SECURITIES ON YOUR BEHALF ON THE ELECTION OF DIRECTORS, YOU MUST PROVIDE VOTING INSTRUCTIONS TO US. VOTING ON MATTERS PRESENTED AT SHAREHOLDER MEETINGS, PARTICULARLY THE ELECTION OF DIRECTORS IS THE PRIMARY METHOD FOR SHAREHOLDERS TO INFLUENCE THE DIRECTION TAKEN BY A PUBLICLY-TRADED COMPANY. WE URGE YOU TO PARTICIPATE IN THE ELECTION BY RETURNING THE ENCLOSED VOTING INSTRUCTION FORM TO US WITH INSTRUCTIONS AS TO HOW TO VOTE YOUR SECURITIES IN THIS ELECTION. IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY MAY BE GIVEN AT DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE OR ON THE FIFTEENTH DAY, IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND ONE OR MORE OF THE MATTERS BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ANY MATTERS DEEMED TO BE ROUTINE. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE. THE FOLLOWING INSTRUCTIONS PROVIDE SPECIFICS REGARDING THE MEETING FOR WHICH THIS VOTING FORM APPLIES. INSTRUCTION 1 ALL PROPOSALS FOR THIS MEETING ARE CONSIDERED “ROUTINE”. WE WILL VOTE IN OUR DISCRETION ON ALL PROPOSALS, IF YOUR INSTRUCTIONS ARE NOT RECEIVED. IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SECURITIES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS. INSTRUCTION 2 IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING ON ONE OR MORE MATTERS BEFORE THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS. IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SECURITIES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS. INSTRUCTION 3 IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS. INSTRUCTION 4 WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED. ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS OF YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTERS(S) TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED. **IF YOU HOLD YOUR SECURITIES THROUGH A CANADIAN BROKER OR BANK, PLEASE BE ADVISED THAT YOU ARE RECEIVING THE VOTING INSTRUCTION FORM AND MEETING MATERIALS, AT THE DIRECTION OF THE ISSUER. EVEN IF YOU HAVE DECLINED TO RECEIVE SECURITY- HOLDER MATERIALS, A REPORTING ISSUER IS REQUIRED TO DELIVER THESE MATERIALS TO YOU. IF YOU HAVE ADVISED YOUR INTERMEDIARY THAT YOU OBJECT TO THE DISCLOSURE OF YOUR BENEFICIAL OWNERSHIP INFORMATION TO THE REPORTING ISSUER, IT IS OUR RESPONSIBILITY TO DELIVER THESE MATERIALS TO YOU ON BEHALF OF THE REPORTING ISSUER. THESE MATERIALS ARE BEING SENT AT NO COST TO YOU.

Shareowner Services
P.O. Box 64945 St. Paul, MN 55164-0945

ROCKWELL COLLINS, INC.
ANNUAL MEETING OF SHAREOWNERS
Thursday, February 1, 2018 11:00 a.m. (CST)

The meeting will be held at:

THE CEDAR RAPIDS MARRIOTT 1200 Collins Road NE
Cedar Rapids, IA 52402

Important Notice Regarding the Availability of Proxy Materials for the

Annual Shareowner Meeting to be Held on February 1, 2018.

Notice is hereby given that the Annual Meeting of Shareowners of Rockwell Collins, Inc. will be held at The Cedar Rapids Marriott, 1200 Collins Road NE, Cedar Rapids, IA on Thursday, February 1, 2018 at 11:00 a.m. (CST).

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. You are encouraged to request to receive your future proxy materials by e-mail delivery. Go to www.investorelections.com/col and follow the instructions.

The Proxy Statement, Annual Report and Form 10-K are available at www.proxydocs.com/col

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before January 19, 2018 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The	Board of Directors recommends a vote FOR proposals 1, 2 and 3:

1.	For the election of three directors to serve as Class II directors.

2.	For a non-binding resolution to approve the compensation of the named executive officers.

3.	For the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2018.

You may immediately vote your proxy on the Internet at:

www.proxypush.com/col
• Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CST) on January 31, 2018.
• Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card,

Proxy Statement, Annual Report and Form 10-K, please contact us via:

Internet – Access the Internet and go to www.investorelections.com/col. Follow the instructions to log in, and order copies.

Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

E-mail – Send us an e-mail at paper@investorelections.com with “COL Materials Request” in the subject line. The e-mail must include:

•	The 11-digit control # located in the box in the upper right hand corner on the front of this notice.

•	Your preference to receive printed materials via mail -or- to receive an e-mail with links to the electronic materials.

•	If you choose e-mail delivery you must include the e-mail address.

•	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the e-mail.